Exhibit 10.69
PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT
PLEDGE, ASSIGNMENT AND Security Agreement (this “Agreement”), dated as of August 15, 2008, by FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware corporation (the “Borrower”), each of the entities listed on the signature pages hereof as grantors or that becomes a party hereto pursuant to Section 7.10 of the Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of THE HUNTINGTON NATIONAL BANK, a national banking association (“Lender”).
W i t n e s s e t h:
Whereas, all the Grantors are party to a Security Agreement dated as of November 15, 2007, in favor of Lender (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Agreement;
Whereas, pursuant to the Credit Documents, Lender has made extensions of credit to Borrower and certain of its affiliates upon the terms and subject to the conditions set forth therein; and
     Now, Therefore, in consideration of the premises and to comply with the requirements of the Security Agreement, each Grantor hereby agrees with Lender as follows:
Section 1. Defined Terms
Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
Section 2. Grant of Security Interest in Collateral
Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally pledges, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and grants to Lender a lien on and security interest in, all of its right, title and interest in, to and under the following collateral of such Grantor (the “Collateral”):
(a) all of its proceedings, choses in action and Commercial Tort Claims in which it has an interest, including, without limitation, any proceeding, choses in action, and Commercial Tort Claim referred to on Schedule I attached hereto; and
(b) all Proceeds of the foregoing.
Section 3. Security Agreement
The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to Lender pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]

A6- 1

In witness whereof, each Grantor has caused this Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

FRANKLIN CREDIT MANAGEMENT CORPORATION, as Borrower and Grantor
By:	/s/ Alexander Gordon Jardin
Name:	Alexander Gordon Jardin

Each Grantor listed on Schedule A attached hereto:
By:	/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO, as an authorized office of and
on behalf of each Grantor Listed on
Schedule A attached hereto
Accepted and Agreed
as of the date first above written:
THE HUNTINGTON NATIONAL BANK

By:	/s/ Alan D. Seitz
Name: Alan D. Seitz
Title: Senior Vice President

Acknowledgement of Grantors

State of New Jersey	)
) ss.
County of hudson	)
On this 13th day of August, 20008 before me personally appeared Alexander Gordon Jardin, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Franklin Credit Management Corporation, a Delaware corporation, who being by me duly sworn did depose and say that she/he is an authorized representative of said entity, that the said instrument was signed on behalf of said entity and that she/he acknowledged said instrument to be the free act and deed of said entity.
Donna M. Bonfiglio
Notary Public

State of New jersey	)
) ss.
County of hudson	)
On this 13th day of August, 2008 before me personally appeared Alexander Gordon Jardin, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of each of the Grantors (as defined above), who being by me duly sworn did depose and say that she/he is an authorized representative of each of said entities, that said instrument was signed on behalf of each of said entity as authorized by their respective                      and that she/he acknowledged said instrument to be the free act and deed of each of said entities.
Donna M. Bonfiglio
Notary Public

Schedule A
[List of Grantors]

Schedule I
to
Agreement
Proceedings, Choses in Action and Commercial Tort Claims
1.	All claims arising out of all loan purchase agreements between Franklin Credit Management Corporation (“FCMC”) and WMC Mortgage, LLC (“WMC”), successor to WMC Mortgage Corp., including, without limitation, (1) that certain loan purchase agreement between FCMC and WMC, dated as of September 29, 2006 and (2) that certain loan purchase agreement between FCMC and WMC, dated as of November 30, 2006.

2.	All claims arising out of all loan purchase agreements between Franklin Credit Management Corporation (“FCMC”) and WMC Mortgage, LLC (“WMC”) including, without limitation, (1) that certain loan purchase agreement between FCMC and WMC, dated as of May 25, 2006, (2) that certain loan purchase agreement between FCMC and WMC, dated as of September 29, 2006, and (3) that certain loan purchase agreement between FCMC and WMC, dated as of November 30, 2006.

3.	All claims arising out of all loan purchase agreements between Franklin Credit Management Corporation (“FCMC”), Decision One Mortgage Company, LLC (“Decision One”), and HSBC Finance Corporation including, without limitation, (1) that certain loan purchase agreement between FCMC and Decision One, dated as of June 23, 2006, (2) that certain loan purchase agreement between FCMC and Decision One, dated as of August 29, 2006, (3) that certain loan purchase agreement between FCMC and Decision One, dated as of September 27, 2006, (4) that certain loan purchase agreement between FCMC and Decision One, dated as of January 26, 2007, and (5) that certain loan purchase agreement between FCMC and Decision One, dated as of February 26, 2007.

4.	All claims arising out of all loan purchase agreements between Franklin Credit Management Corporation (“FCMC”) and Pine State Mortgage Corporation (“Pine State”) including, without limitation, (1) that certain loan purchase agreement between FCMC and Pine State, dated as of February 12, 2007, (2) that certain loan purchase agreement between FCMC and Pine State, dated as of February 28, 2007, (3) that certain loan purchase agreement between FCMC and Pine State, dated as of March 30, 2007, (4) that certain loan purchase agreement between FCMC and Pine State, dated as of April 19, 2007, and (5) that certain loan purchase agreement between FCMC and Pine State, dated as of May 15, 2007.

5.	All claims arising out of all loan purchase agreements between Franklin Credit Management Corporation (“FCMC”) and Metrocities Mortgage, LLC (“Metro”) including, without limitation, that certain loan purchase agreement between FCMC and Metro, dated as of June 18, 2007.

6.	All claims arising out of all loan purchase agreements between Franklin Credit Management Corporation (“FCMC”) and First Residential Mortgage Services Corporation (“First Residential”) including, without limitation, that certain loan purchase agreement between FCMC and First Residential, dated as of February 22, 2007.